Weighted Average Assumed Health care Cost Trend rate Effect (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Schedule of weighted average assumed annual rate of increase in the cost of health care benefits
Effect on service and interest cost components	$ 309
Effect on projected benefit obligations	3,948
Effect on service and interest cost components	(243)
Effect on projected benefit obligations	$ (3,174)